SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated February 18, 2010 entitled-"Proteonomix, Inc. announces the Formation of Stomacel, Inc."

The press release is in its entirety below:

PROTEONOMIX, INC. (PROT) ANNOUNCES THE FORMATION OF STROMACEL, INC.

Mountainside, NJ- February 18, 2010 – Proteonomix, Inc. (other OTC: PROT) announces that it has formed a wholly-owned subsidiary, StromaCel, Inc.

The mission of StromaCel is to develop therapies using stromal cells. Stromal cells are key components of tissues and provide critical cytokines and growth factors as well as the cellular microenvironment for normal homeostasis. A cytokine is a small protein released by cells that affects the interactions and communications between cells and the behavior of cells. A growth factor is a naturally occurring substance capable of stimulating cellular growth, proliferation and differentiation. Homeostasis is a self-regulating process by which a biological system maintains stability while adjusting to changing conditions. Stromal cells provide a niche proliferation environment for stem cells.

StromaCel’s goal is to study the basic cellular properties of stromal cells and to identify the utility of cellular and protein derivatives in disease repair.

StromaCel is the fifth subsidiary of Proteonomix. National Stem Cell, Inc. is Proteonomix’ operating subsidiary. The Sperm Bank of New York, Inc., engaged in reproductive tissue banking, including sperm, ova, ovarian tissue and testicular tissue, is a subsidiary of National Stem Cell, Inc. Proteoderm has developed and has begun to manufacture and distribute a line of anti-aging cosmeceuticals based on stem cell derivatives. Proteonomix Regenerative Translational Medicine Institute, Inc. (“PRTMI”) intends to focus on the translation of promising research in stem cell biology and cellular therapy to clinical applications of regenerative medicine. Going forward, Proteonomix intends to create and dedicate a subsidiary to each of its technologies.

Proteonomix is a biotechnology company focused on developing therapeutics based upon the use of human cells and their derivatives. Proteonomix has facilities at a number of academic institutions. Please visit www.proteonomix.com, www.proteoderm.com, www.pinksheets.com and www.sec.gov for further information about the Company.

Certain statements contained herein are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that the statements made in this press release relating to the mission statement of StromaCel constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at the time the statements are made.

Contact:

Michael Cohen

Proteonomix, Inc.

(973) 544-6116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: February 18, 2010

By:

/s/Michael Cohen

Name:   Michael Cohen

President